Exhibit 10.14

Entrusted Loan Agreement

  Main contents:
  Contract No.: (2011) Lu Zi Yin Wei Dai Zi No.000838
  Principal: Shandong Shengli Steel Co., Ltd.
  Loan Amount (RMB): 300 million RMB Yuan
  Purpose of the Loan: working capital of the Company.
  Contract Term: January 28, 2011 to January 27, 2012
  Interest Rate: fixed annual rate of 15.000002%
  Ways of guarantee: nil
  Fee Bearing: Borrower bears the relevant fees under the agreement.
  Prepayment of the Loan: Lender’s consent should be obtained if Borrower is willing to prepay the loan.
  Liabilities of Breach of Contract: Damages; withdrawal of loan, prepayment of principal and interest before maturity; imposition of compound interest.
  Headlines of the articles omitted
  Miscellaneous
  Dispute settlement
  Effectiveness
  Validity
  Attention

Signature Page

Party A: Shandong the Fifth Season Commercial Investment Co., Ltd.
Representative: Hongsen Xu
By: /seal/ Shandong the Fifth Season Commercial Investment Co., Ltd.
/s/ Hongsen Xu
Date: January 28, 2011

Party B: China CITIC Bank, Zibo Branch
Representative: Shaohua Zhang
Title: Legal Representative
By: /seal/ China CITIC Bank, Zibo Branch
/s/ Shaohua Zhang
Date: January 28, 2011